Spire Global Announces Preliminary Second Quarter 2025 Revenue and Provides Business Update

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Second quarter 2025 preliminary, unaudited revenue expected to be in the range of $18.0 to $19.0 million
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Spire maintains full year revenue guidance of $85.0 million to $95.0 million and expects to finish the year with over $100 million of cash, cash equivalents, and marketable securities on the balance sheet

VIENNA, VA, August 13, 2025 – Spire Global, Inc. (NYSE: SPIR) (“Spire” or “the Company”), a global provider of space-based data, analytics and space services, announced preliminary revenue results for its quarter ended June 30, 2025 and its cash, cash equivalents, and marketable securities balance as of June 30, 2025. The Company will hold a webcast at 5:00 p.m. ET today to discuss the results.

Select Preliminary Unaudited Second Quarter 2025 Results

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Second quarter 2025 preliminary, unaudited revenue is expected to be in the range of $18.0 to $19.0 million.
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Cash, cash equivalents, and marketable securities as of June 30, 2025, totaled $117.6 million.

Business Update

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Spire was awarded an eight-figure, five-year space services contract from a repeat commercial customer—underscoring the value Spire delivers to those seeking reliable, proven technology on an accelerated timeline.
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Spire was awarded a $1.2 million NASA contract renewal for Earth observation data. The award is a two-month task order extension modification to a $6.7 million, 12-month task order awarded in August 2024. Under the task order, Spire will continue to deliver its comprehensive Earth observation data, including GNSS radio occultation, GNSS Reflectometry, and space weather measurements.
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Spire was awarded a European Space Agency contract for weather data under the Third Party Mission (TPM) programme to supply historical weather data collected by its satellites. Under the programme, European researchers will have access to Spire’s historical Earth intelligence data, including GNSS-Reflectometry and Polarimetric Radio Occultation data, to support cutting-edge science and the development of operational applications. These datasets provide insight on sea ice, soil moisture and precipitation, among other climate variables.
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Spire launched new space-based radio frequency intelligence capabilities for defense and security applications. With this expansion, Spire aims to enable government agencies, the security and defense sectors, and integrators worldwide to access advanced RF intelligence tools tailored to a wide range of mission needs such as emergency beacon detection, GNSS interference tracking and more. As part of Spire’s expanded Space Reconnaissance portfolio, customers can now collect and process unencrypted, publicly broadcast voice transmissions from space using AI to transcribe, translate, and summarize even short or noisy signals in near real time.
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Spire launched Aircraft Exposure Analytics for weather-related aircraft risk. Spire’s Aircraft Exposure Analytics combines the Company’s global multi-source ground and space-based Automatic Dependent Surveillance-Broadcast (ADS-B) flight data with Significant Meteorological Information (SIGMET) alerts to deliver environmental exposure metrics for each aircraft. By overlaying flight paths with real-time and historical weather hazard data, Aircraft Exposure Analytics identifies when and where individual aircraft have flown through conditions such as turbulence, icing, thunderstorms, volcanic ash, tropical cyclones, and more. This insight provides airlines, maintenance teams, OEMs, lessors, and aviation insurers a clearer understanding of how environmental stressors may be affecting asset valuation, aircraft performance, safety, and long-term wear.
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Spire has continued development of its next-generation Hyperspectral Microwave Sounder (HyMS), recently completing a successful airborne demonstration of the sensor in collaboration with the Met Office and sponsored by NOAA’s Joint Venture Partnership Program — marking a major milestone in advancing this capability. Microwave sounders play a vital role in weather forecasting models, thanks to their unique ability to capture data within and through cloud layers—something other instruments cannot consistently achieve. Among all sources of weather data, microwave sounder observations consistently rank among the most impactful for improving forecast accuracy. The first sensor is set to launch no earlier than the first quarter of 2026.

Select Third Quarter 2025 and Full Year 2025 Guidance

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The Company expects revenue to be in a range of $19.5 million to $21.5 million for the quarter ending September 30, 2025.
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For the year ending December 31, 2025, the Company reiterates its revenue guidance of $85.0 million to $95.0 million. The Company continues to expect to finish 2025 with over $100 million of cash, cash equivalents, and marketable securities on the balance sheet.

Update on Hiring New Independent Auditor

The Company has issued requests for proposals to several independent registered public accounting firms and is currently in discussions with them. It expects to receive proposals from all participating firms by mid-to-late August 2025.

Conference Call

Spire will webcast a conference call to discuss the Company’s business outlook and select financial highlights at 5:00 p.m. Eastern Time today. The webcast will be available on Spire’s Investor Relations website at ir.spire.com. A replay of the call will be available on the site for six months.

Safe Harbor Statement

This press release contains forward-looking statements, including information about management's view of Spire’s future expectations, plans and prospects, including our views regarding future execution within our business, and the opportunity we see in our industry, within the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Spire to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are included in documents Spire files with the Securities and Exchange Commission, including but not limited to, Spire’s Annual Report on Form 10-K/A for the year ended December 31, 2024, as well as subsequent reports filed with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on Spire’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Spire cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Spire expressly disclaims any intent or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Preliminary Financial Results

This press release includes estimated financial results as of and for the three months ended June 30, 2025, which are preliminary, unaudited and represent the most recent current information available to Company management. The Company’s actual results may differ from these estimated financial results, including due to the completion of its financial closing procedures and final adjustments.

About Spire Global, Inc.

Spire (NYSE: SPIR) is a global provider of space-based data, analytics and space services, offering unique datasets and powerful insights about Earth so that organizations can make decisions with confidence in a rapidly changing world. Spire builds, owns, and operates a fully deployed satellite constellation that observes the Earth in real time using radio frequency technology. The data acquired by Spire’s satellites provides global weather intelligence, ship and plane movements, and spoofing and jamming detection to better predict how their patterns impact economies, global security, business operations and the environment. Spire also offers Space as a Service solutions that empower customers to leverage its established infrastructure to put their business in space. Spire has offices across the U.S., Canada, UK, Luxembourg, Germany and Singapore. To learn more, visit spire.com.

Contacts

For Media:

Sarah Freeman

Senior Communications Manager

Sarah.Freeman@spire.com

For Investors:

Benjamin Hackman

Head of Investor Relations

Benjamin.Hackman@spire.com